UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 23, 2003

Archer-Daniels-Midland Company

(Exact name of registrant as specified in its charter)

Delaware 1-44 41-0129150

(State or other jurisdiction (Commission File Number) (IRS Employer of incorporation) Identification No.)

4666 Faries Parkway

Decatur, Illinois 62526

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (217) 424-5200

Item 7. Financial Statements and Exhibits.

99.1 Press release dated April 23, 2003 announcing third quarter results.

Item 9. Regulation FD Disclosure.

On April 23, 2003, Archer-Daniels-Midland Company (ADM) issued a press release announcing third quarter results. A copy of such press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCHER-DANIELS-MIDLAND COMPANY

Date: April 23, 2003 By /s/ David J. Smith

David J. Smith

Senior Vice President, Secretary and

General Counsel